UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

Charlie GPS Inc

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(Exact name of registrant as specified in its charter)

Nevada ---------------- (State or other jurisdiction of incorporation)	333-172685 ---------------- (Commission File Number)	27-4387595 ---------------- (IRS Employer Identification No.)

     101 Ridge Rd, North Arlington NJ                               07031

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        (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:   (201) 401-4237

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

      (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

     (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

     Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

      Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02- Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 30, 2011, Jarnes Khorozian resigned as secretary of the Company. As such, we have appointed Sergejs Ogorodnikovs as secretary to the Company.

Sergejs Ogorodnikovs graduated with a Bachelor Degree in Computer Science from Transport and Telecommunication Institute in Riga, Latvia in December 1997. Since that time, Mr. Sergejs Ogorodnikovs has been working at Exigen services, San Francisco-based IT company. Since 2003 Sergejs Ogorodnikov is a self-employed as sole proprietor and own www.discover.lv internet shop. He also provides consulting service for various companies involved in IT business and GPS services.

Mr. Sergejs Ogorodnikovs replaces Mr. Jarnes Khorozian, who has resigned as secretary but remains a President, Treasurer and Director of the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2011                                                                    Charlie GPS Inc

                                                                                                           By:  /s/ Jarnes Khorozian

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                                                                                                          Jarnes Khorozian, Director